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                                                                    Exhibit 23.1

                         CONSENT OF ROSENMAN & COLIN LLP

      We hereby consent to the references to this firm in the Registration Statement on Form S-4 under the captions "THE RESTRUCTURING," "FEDERAL INCOME TAX CONSEQUENCES" and "EXPERTS."

                                        ROSENMAN & COLIN LLP

New York, New York
February 10, 2000